                                   EXHIBIT 99

For More Information:

Investor contact: Barbara Bolens 414-438-6940, Director of Investor Relations Media contact: Carole Herbstreit 414-438-6882, Director of Corporate Communications.

BRADY CORPORATION REPORTS RECORD SALES AND EARNINGS FOR FISCAL 2005

MILWAUKEE (September 14, 2005)----Brady Corporation (NYSE: BRC) today reported results for its fiscal 2005 fourth quarter, and record sales and net income for the fiscal year ended July 31, 2005.

         Sales in the fiscal 2005 fourth quarter rose 13 percent to $210.0 million compared to sales of $185.5 million in the fourth quarter of fiscal 2004. The increase was comprised of base business growth of 3 percent compared to the prior year's quarter, with acquisitions adding 8 percent, and foreign currency translation contributing 2 percent to sales.

         Net income for the fiscal 2005 fourth quarter was $16.1 million or $0.32 per diluted Class A Common Share, compared with $16.1 million or $0.33 per share in the fourth quarter of fiscal 2004. Net income in the prior year fourth quarter included a $3 million tax benefit from resolution of a tax audit.

         Brady's fiscal 2005 net sales rose 22 percent to $816.4 million compared to fiscal 2004 sales of $671.2 million. Base sales grew 6 percent, acquisitions added 13 percent and foreign currency added 3 percent to total sales results.

         Net income for fiscal 2005 rose 61 percent to $81.9 million or $1.64 per diluted Class A Common Share compared to $50.9 million or $1.07 per diluted share in fiscal 2004. Prior year net income included the previously mentioned $3 million tax benefit, partially offset by restructuring charges of $2.2 million after tax.

         Fiscal 2005 cash flow from operating activities was a record $119.1 million, up 36 percent from the prior year.

         "Fiscal 2005 was another great year for Brady Corporation," Brady President and Chief Executive Officer Frank M. Jaehnert said. "Disciplined execution of our business plans, cost control, and some of the most synergistic acquisitions in the company's history, along with a good economy in the Americas and Asia and favorable foreign exchange rates, resulted in record sales and have moved the company to a new level of profitability."

         "For fiscal 2006, we expect annual sales to be in the range of $870 to $880 million with net income of $89 to $91 million and earnings per diluted share of $1.78 to $1.82," said Brady Vice President and Chief Financial Officer David Mathieson. "Our long-term sales goals remain unchanged, targeting 10 percent top-line growth, with half from base business growth and half from acquisitions. Over the next five years we will continue to work to gradually improve net income as a percentage of sales from the previously disclosed target of 10 percent to 12 percent."

         A Webcast regarding fiscal 2005 results will be available at www.investor.bradycorp.com beginning at 9:30 a.m. Central Daylight Time today.

         Brady Corporation is an international manufacturer and marketer of complete identification solutions and specialty materials that help customers increase safety, security, productivity and performance. Its products include high-performance labels and signs, printing systems and software, label-application and data-collection systems, safety devices and precision die-cut materials. Founded in 1914, the company is the provider of choice to more than 300,000 customers in electronics, telecommunications, manufacturing, electrical, construction, education and a variety of other industries. Brady is headquartered in Milwaukee and employs more than 4,500 people in operations in the United States, Europe, Asia/Pacific, Latin America and Canada.

         More information is available on the Internet at www.bradycorp.com.

                                      ###

Information by regional segment for the three and twelve months ended July 31, 2005 and 2004 is as follows:



                (in Thousands)                    Americas           Europe            Asia          Corporate and       Total
                                                                                                     Eliminations
SALES TO EXTERNAL CUSTOMERS
Three months ended:
   July 31, 2005                                  $  108,019       $  67,825        $  34,202                           $ 210,046
   July 31, 2004                                      98,436          64,947           22,128                             185,511

Twelve months ended:
   July 31, 2005                                  $  417,780       $ 274,691        $ 123,976                           $ 816,447
   July 31, 2004                                     341,975         248,255           80,989                             671,219

SALES GROWTH INFORMATION
Three months ended July 31, 2005:
    Base                                                 0.4%          (0.5)%            25.7%                                3.1%
    Currency                                             1.9%           0.9 %             3.7%                                1.7%
    Acquisitions                                         7.4%           4.0 %            25.2%                                8.4%
      Total                                              9.7%           4.4 %            54.6%                               13.2%

Twelve months ended July 31, 2005:
    Base                                                 4.4%           2.5 %            21.4%                                5.7%
    Currency                                             1.2%           6.0 %             3.0%                                3.2%
    Acquisitions                                        16.6%           2.2 %            28.7%                               12.7%
      Total                                             22.2%          10.7 %            53.1%                               21.6%

SEGMENT PROFIT (LOSS)
Three months ended:
   July 31, 2005                                  $   24,227       $ 18,496         $   8,830          $  (1,929)       $  49,624
   July 31, 2004                                      18,219         18,148             5,919             (1,659)          40,627
      Percentage increase                               33.0%           1.9 %            49.2%              16.3%            22.1%

Twelve months ended:
   July 31, 2005                                  $   98,193       $ 79,792         $  34,228          $  (4,845)       $ 207,368
   July 31, 2004                                      60,132         66,404            22,768             (4,696)         144,608
      Percentage increase                               63.3%          20.2 %            50.3%               3.2%            43.4%

SEGMENT PROFIT RECONCILIATION (in Thousands)

                                                        Three months ended:                 Twelve months ended:
                                                  July 31, 2005    July 31, 2004       July 31, 2005    July 31, 2004
Total profit for reportable segments               $  51,553         $  42,286           $ 212,213        $ 149,304
Corporate and eliminations                            (1,929)           (1,659)             (4,845)          (4,696)
Unallocated amounts:
    Administrative costs:                            (22,309)          (18,041)            (77,836)         (66,114)
    Interest - net                                    (1,631)             (915)             (7,103)            (552)
    Foreign exchange                                     103               (87)                136             (100)
    Restructuring charge, net                             --              (907)                 --           (3,181)
    Other                                             (3,174)           (1,425)             (7,147)          (4,334)
Income before income taxes                            22,613            19,252             115,418           70,327
Income taxes                                          (6,558)           (3,166)            (33,471)         (19,456)
       Net income                                  $  16,055         $  16,086           $  81,947        $  50,871

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 - that is, statements related to future, not past events. In this context forward-looking statements often address our expected future business and financial performance, and often contain certain words such as "expect", "anticipate", "intend", "plan", "believe", "seek", "will", or "may". Forward-looking statements by their nature address matters that are, to different degrees uncertain. For us, uncertainties arise from future financial performance of major markets we serve which include, without limitation, telecommunications, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, transportation; future integration of and performance of acquired businesses; fluctuations in currency rates versus the US dollar; technology changes; interruptions to sources of supply; business interruptions due to implementing business systems; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature and those identified in reports we file with the SEC. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in Thousands)

                                                                                        (Unaudited)
                                                      ------------------------------------------------------------------------------

                                                         Three Months Ended July 31,              Twelve Months Ended July 31,
                                                      -----------------------------------    ---------------------------------------
                                                                               Percentage                                 Percentage
                                                         2005         2004       Change          2005          2004         Change
                                                      ---------    ---------   ----------     ---------      ---------    ----------
Net sales                                             $ 210,046    $ 185,511      13.2%       $ 816,447      $ 671,219        21.6%
Cost of products sold                                   101,119       91,326      10.7%         383,171        325,858        17.6%
                                                      ---------    ---------                  ---------      ---------
   Gross margin                                         108,927       94,185      15.7%         433,276        345,361        25.5%

Operating expenses:
   Research and development                               7,334        6,348      15.5%          25,078         23,028         8.9%
   Selling, general and administrative                   77,411       66,676      16.1%         285,746        248,171        15.1%
   Restructuring charge - net                                --          907    -100.0%              --          3,181      -100.0%
                                                      ---------    ---------                  ---------      ---------
Total operating expenses                                 84,745       73,931      14.6%         310,824        274,380        13.3%

Operating income                                         24,182       20,254      19.4%         122,452         70,981        72.5%

Other income and (expense):
   Investment and other income                              557          193     188.6%           1,369            577       137.3%
   Interest expense                                      (2,126)      (1,195)     77.9%          (8,403)        (1,231)      582.6%
                                                      ---------    ---------                  ---------      ---------

Income before income taxes                               22,613       19,252      17.5%         115,418         70,327        64.1%

Income taxes                                              6,558        3,166     107.1%          33,471         19,456        72.0%
                                                      ---------    ---------                  ---------      ---------

Net income                                            $  16,055    $  16,086      -0.2%       $  81,947      $  50,871        61.1%
                                                      =========    =========                  =========      =========

Per Class A Nonvoting Common Share (1):
   Basic net income                                   $    0.33    $    0.34      -2.9%       $    1.67      $    1.08        54.6%
   Diluted net income                                 $    0.32    $    0.33      -3.0%       $    1.64      $    1.07        53.3%
   Dividends                                          $    0.11    $    0.11       0.0%       $    0.44      $    0.42         4.8%

Per Class B Voting Common Share (1):
   Basic net income                                   $    0.33    $    0.34      -2.9%       $    1.66      $    1.06        56.6%
   Diluted net income                                 $    0.32    $    0.33      -3.0%       $    1.63      $    1.05        55.2%
   Dividends                                          $    0.11    $    0.11       0.0%       $    0.42      $    0.40         5.0%

Weighted average common shares outstanding
(in Thousands) (1):
   Basic                                                 49,240       47,886                     48,967         47,298
   Diluted                                               50,232       48,578                     49,859         47,813


(1) Adjusted for 100% stock dividend, effective December 31, 2004

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)


                                                                                        (Unaudited)
                                                                              -------------------------------

                                                                              JULY 31, 2005     JULY 31, 2004
                                                                              -------------     -------------
                                  ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                                     $  72,970        $  68,788
   Short term investments                                                            7,100            5,150
   Accounts receivable, less allowance for losses ($3,726 and                      123,453          105,322
       $3,869, respectively)
   Inventories:
       Finished Products                                                            38,827           32,448
       Work-in-process                                                               9,681            6,550
       Raw materials and supplies                                                   22,227           13,933
                                                                                 ---------        ---------
         Total inventories                                                          70,735           52,931
   Prepaid expenses and other current assets                                        28,114           23,302
                                                                                 ---------        ---------

       TOTAL CURRENT ASSETS                                                        302,372          255,493

OTHER ASSETS:
   Goodwill                                                                        332,369          275,897
   Other Intangible assets                                                          71,647           45,879
   Other                                                                            45,348           34,526
                                                                                 ---------        ---------

       TOTAL OTHER ASSETS                                                          449,364          356,302

PROPERTY, PLANT AND EQUIPMENT:
   Cost:
       Land                                                                          6,388            6,242
       Buildings and improvements                                                   65,007           58,850
       Machinery and equipment                                                     157,093          153,467
       Construction in progress                                                      6,510            1,468
                                                                                 ---------        ---------

                                                                                   234,998          220,027
   Less accumulated depreciation                                                   136,587          133,922
                                                                                 ---------        ---------

       NET PROPERTY, PLANT AND EQUIPMENT                                            98,411           86,105
                                                                                 ---------        ---------

TOTAL                                                                            $ 850,147        $ 697,900
                                                                                 =========        =========

                 LIABILITIES AND STOCKHOLDERS' INVESTMENT

CURRENT LIABILITIES:
   Accounts payable                                                              $  52,696        $  42,103
   Wages and amounts withheld from employees                                        49,620           41,872
   Taxes, other than income taxes                                                    4,815            3,852
   Accrued income taxes                                                             24,028           12,399
   Other current liabilities                                                        29,649           23,529
   Short-term borrowings and current maturities on long-term debt                        4               32
                                                                                 ---------        ---------

       TOTAL CURRENT LIABILITIES                                                   160,812          123,787

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                                     150,026          150,019

OTHER LIABILITIES                                                                   42,035           20,779
                                                                                 ---------        ---------

       TOTAL LIABILITIES                                                           352,873          294,585

STOCKHOLDERS' INVESTMENT:
   Common stock:
       Class A nonvoting common stock - Issued and outstanding, 45,792,199             458              447
            and 44,690,798 shares, respectively
   Class B voting common stock - Issued and outstanding 3,538,628 shares                35               35
   Additional paid-in capital                                                       99,029           72,625
   Income retained in the business                                                 382,880          322,224
   Treasury Stock - 85,344 and 69,314 shares, respectively of Class A
        nonvoting  common stock, at cost                                            (1,575)          (1,074)
   Accumulated other comprehensive income                                           17,497            9,340
   Other                                                                            (1,050)            (282)
                                                                                 ---------        ---------

       TOTAL STOCKHOLDERS' INVESTMENT                                              497,274          403,315
                                                                                 ---------        ---------

TOTAL                                                                            $ 850,147        $ 697,900
                                                                                 =========        =========

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in Thousands)


                                                                                                   (Unaudited)
                                                                                               Twelve Months Ended
                                                                                                     July 31
                                                                                                2005           2004
                                                                                             ---------      ---------
Operating activities:
Net income                                                                                   $  81,947      $  50,871
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                                 26,822         20,190
  Income tax benefit from the exercise of stock options                                          5,385          4,406
  Deferred Income taxes                                                                         (2,653)         5,172
  Loss on sale or disposal of property, plant & equipment                                          743            321
  Provision for losses on accounts receivable                                                    1,216          1,450
  Non-cash portion of stock-based compensation expense                                           5,579          1,927
  Net restructuring charge accrued liability                                                        --          3,221
  Changes in operating assets and liabilities (net of effects of business acquisitions):
     Accounts receivable                                                                        (7,132)       (11,979)
     Inventory                                                                                 (11,847)        (6,791)
     Prepaid expenses and other assets                                                          (3,572)         2,168
     Accounts payable and accrued expenses                                                       8,827         15,210
     Income taxes                                                                                9,662           (393)
     Other liabilities                                                                           4,126          1,873
                                                                                             ---------      ---------
        Net cash provided by operating activities                                              119,103         87,646

Investing activities:
  Acquisition of businesses, net of cash acquired                                              (79,926)      (228,928)
  Purchases of short-term investments                                                          (47,025)       (38,450)
  Sales of short-term investments                                                               45,075         42,850
  Purchases of property, plant and equipment                                                   (21,920)       (14,892)
  Proceeds from sale of property, plant and equipment                                              390            448
  Termination of capital lease                                                                      --             --
  Other                                                                                         (1,686)        (1,533)
                                                                                             ---------      ---------
        Net cash used in investing activities                                                 (105,092)      (240,505)

Financing activities:
  Payment of dividends                                                                         (21,291)       (19,805)
  Proceeds from issuance of common stock                                                        15,734         19,422
  Principal payments on debt                                                                   (85,604)      (161,578)
  Proceeds from debt                                                                            83,000        310,000
  Redemption of preferred stock                                                                     --             --
  Purchase of treasury stock                                                                    (1,551)          (564)
  Debt issue costs                                                                                  --         (1,372)
                                                                                             ---------      ---------
        Net cash (used in) provided by financing activities                                     (9,712)       146,103
Effect of exchange rate changes on cash                                                           (117)         6,939

Net increase in cash and cash equivalents                                                        4,182            183
Cash and cash equivalents, beginning of period                                                  68,788         68,605
                                                                                             ---------      ---------

Cash and cash equivalents, end of period                                                     $  72,970      $  68,788
                                                                                             =========      =========

Supplemental disclosures:
Cash paid during the period for:
  Interest                                                                                   $   7,836      $     506
  Income taxes, net of refunds                                                                  19,358         10,977
Acquisitions:
    Fair value of asset acquired, net of cash                                                $  60,193      $  96,656
    Liabilities assumed                                                                        (35,113)        (8,674)
    Goodwill                                                                                    54,846        140,946
                                                                                             ---------      ---------
            Net cash paid for acquisitions                                                   $  79,926      $ 228,928
                                                                                             =========      =========
